SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

(Amendment No. 2)

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 3, 2008

GREEN PLAINS RENEWABLE ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

105 N. 31st Avenue, Suite 103, Omaha, Nebraska	68131
(Address of principal executive offices)	(Zip code)

(402) 884-8700

 (Registrant’s telephone number, including area code)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Report on Form 8-K/A amends the Report on Form 8-K filed by the Registrant on April 9, 2008, and the Report on Form 8-K/A filed by the Registrant on April 11, 2008.

Item 2.01.  Completion of Acquisition of Disposition of Assets.

In August 2007, Green Plains Renewable Energy, Inc. (“GPRE”) entered into an agreement and plan of merger with Great Lakes Cooperative (“GLC”), a full-service cooperative that specializes in grain, agronomy, feed and petroleum. The merger transaction, which was approved by GLC voting members in February 2008, closed on April 3, 2008, as reported in our Form 8-K filed on April 9, 2008.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The Great Lakes Cooperative and Subsidiary Consolidated Financial Statements for the fiscal years ended August 31, 2007, 2006 and 2005 were previously filed in the Company’s Form S-4/A filed with the Securities and Exchange Commission on December 27, 2007 (beginning on page F-44).

(b) Pro forma financial information.

The pro forma financial information required under this Item 9.01(b) is attached herewith at Exhibit 99.1.

(d) Exhibits.

Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes Thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2008	GREEN PLAINS RENEWABLE ENERGY, INC. By: /s/ Wayne B. Hoovestol Wayne B. Hoovestol Chief Executive Officer (Principal Executive Officer)

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